UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2007


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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     Delaware                        000-27969                 94-3180138
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

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                                  801 Fox Lane
                            San Jose, California 95131
                (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to
    Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 14, 2007, the Compensation Committee of the Board of Directors of Immersion Corporation (the "Company") approved a form of Retention and Ownership Change Event Agreement (the "Retention Agreement") for our executive officers which provides for the payment of severance and health insurance premiums upon the occurrence of certain events. The Company's named executive officers who will enter into a Retention Agreement are Stephen Ambler, the Company's Chief Financial Officer and Vice President, Finance, and Richard Vogel, the Company's Senior Vice President and General Manager, Immersion Medical, Inc.

Messrs. Ambler and Vogel shall each be entitled to receive a lump sum severance payment equal to six (6) months base salary and payments of health insurance premiums for six (6) months in the event that their respective employment with the Company is terminated by the Company without cause. Messrs. Ambler and Vogel shall also each be entitled to receive a lump sum severance payment equal to twelve (12) months base salary and payments of health insurance premiums for twelve (12) months in the event that their respective employment with the Company is terminated by the Company without cause, or is terminated by them with good reason, in either case, in connection with an ownership change event of the Company. Payment of the foregoing benefits will be conditioned upon the executive officer's execution of a general release of claims.

The foregoing summary is qualified in its entirety by the form of Retention Agreement filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
No.                                               Description
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        99.1              Form of Retention and Ownership Change Event Agreement

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMMERSION CORPORATION


Date:  June 15, 2007                 By: /s/ Stephen M. Ambler
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                                         Stephen M. Ambler
                                         Chief Financial Officer and
                                         Vice President, Finance

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                              Exhibit Index

Exhibit
No.                                               Description
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        99.1              Form of Retention and Ownership Change Event Agreement